September 9, 2004

                          DREYFUS FOUNDERS FUNDS, INC.
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)

INVESTMENT STRATEGIES AND RISKS

The section of the Statement of Additional Information entitled "Investment Strategies and Risks - Derivative Instruments - Futures Contracts" is hereby amended on page 9 by replacing the first paragraph of that section with the following:

            FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may purchase and sell futures contracts. The Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore is not subject to registration as a pool operator under the CEA.

            U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The section of the Statement of Additional Information entitled "Investment Strategies and Risks - Securities of Other Investment Companies" is hereby amended on pages 28-29 by replacing the first paragraph of that section with the following:

      Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act and the conditions of exemptive orders issued by the SEC. Except as provided below, no Fund may purchase securities of another investment company if, immediately after such purchase: (a) the Fund would own more than 3% of the voting securities of such company, (b) the Fund would have more than 5% of its total assets invested in the securities of such company, or (c) the Fund would have more than 10% of its total assets invested in the securities of all such investment companies. These are referred to hereafter as the "Investment Company Purchase Limitations." In addition, a Fund may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Fund and any other Funds together own more than 10% of the voting securities of such closed-end fund. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

DIRECTORS AND OFFICERS

The section of the Statement of Additional Information entitled "Directors and Officers" is hereby amended on pages 31-32 to delete the reference to Jay A. Precourt, who resigned as a director effective immediately following the adjournment of the Company's August 13, 2004 Board of Directors meeting.

INVESTMENT ADVISER

The section of the Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers - Investment Adviser" is hereby amended on pages 39-40 by replacing the paragraphs regarding Balanced Fund, Government Securities Fund and Money Market Fund with the following:

      BALANCED FUND

            Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Balanced Fund for certain transfer agency expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2005, and will not be terminated without prior notification to the Company's Board of Directors. Founders' previous commitment to also reimburse these share classes for certain printing expenses was terminated effective September 1, 2004.

      GOVERNMENT SECURITIES FUND

            Founders has agreed to absorb all marketing expenses of the Government Securities Fund in excess of the 12b-1 fees needed to compensate third parties distributing the Fund or servicing Fund shareholders. In addition, Founders has agreed to waive the portion of its management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. These waivers will extend through at least August 31, 2005, and will not be terminated without prior notice to the Company's board of directors.

      MONEY MARKET FUND

            Founders has agreed to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least August 31, 2005, and will not be terminated without prior notice to the Company's board of directors.